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Date: September 25, 2003

                                                                    EXHIBIT 32.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Annual Report of Parker Drilling Company (the Company) on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James W. Whalen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

   1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/ JAMES W. WHALEN
                                                    ----------------------------
                                                    James W. Whalen

                                                    Senior Vice President and
                                                    Chief Financial